Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Ronald D. Croatti, President and Chief Executive Officer of UniFirst Corporation (the “Company”), do hereby certify, to the best of my knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended May 28, 2005 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 7, 2005	By:	/s/ Ronald D. Croatti
Ronald D. Croatti, President and
Chief Executive Officer (Principal Executive Officer)